                                                                    Exhibit 99.7

                              AGREEMENT AND RELEASE

          This Agreement AND RELEASE ("Agreement") is made and entered into as of November 17, 2005, by and among Commerce Energy Group, Inc., a Delaware corporation ("Commerce"), Commerce Energy, Inc., formerly known as Commonwealth Energy Corporation, a California corporation ("Commonwealth"), Paul, Hastings, Janofsky & Walker LLP, a California limited liability partnership ("Paul Hastings"), and the following individuals: Mr. Eric Alam, Mr. Bruno Kvetinskas, Mr. Greg Lander and Mr. Peter Weigand (collectively, the "Skipping Stone Stockholders," and each a "Skipping Stone Stockholder"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning given to them in the Merger Agreement (as defined below).

                                    RECITALS

     A. Commonwealth, Skipping Stone Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Commonwealth ("Merger Sub"), Skipping Stone Inc., a Delaware corporation ("Skipping Stone") and the Skipping Stone Stockholders entered into an Agreement and Plan of Merger dated as of March 29, 2004 (the "Merger Agreement") pursuant to which Merger Sub was merged with and into Skipping Stone, and the Surviving Corporation was a wholly owned subsidiary of Commonwealth.

     B. The Merger Agreement required, as a condition to the merger of Merger Sub with and into Skipping Stone (the "Merger"), the establishment of an escrow account into which each Skipping Stone Stockholder placed for the benefit of Commonwealth twenty percent (20%) of the aggregate number of Merger Shares to which he was entitled.

     C. The escrow account was intended to be established pursuant the form of Escrow Agreement attached to the Merger Agreement as Exhibit C (the "Form Escrow Agreement").

     D. The parties were unable to agree upon an escrow agent for the escrow account. Accordingly, the Form Escrow Agreement was never fully executed.

     E. Subsequent to the completion of the Merger, pursuant to the Agreement and Plan of Merger by and among Commerce, Commonwealth and CEGI Acquisition Corp. (the "Reorganization"), each outstanding share of common stock of Commonwealth, including all of the Escrow Shares, was automatically converted into shares of common stock of Commerce.

     F. Paul Hastings has held the Escrow Shares (as defined in the Form Escrow Agreement) as de facto escrow agent in accordance with the terms of the Form Escrow Agreement.

     G. The parties now desire to have the Escrow Shares released in accordance with the terms of the Form Escrow Agreement as modified, altered and supplemented by this Agreement.

                                    AGREEMENT

     The parties hereby agree as follows:

     SECTION 1. RELEASE OF ESCROW SHARES

          1.1 The parties agree that 322,215 of the Escrow Shares shall be released from the Escrow Account to the Skipping Stone Stockholders in accordance with Exhibit A attached hereto.

          1.2 Paul Hastings shall within five (5) business days of the date hereof release 322,215 of the Escrow Shares from the Escrow Account to the Skipping Stone Stockholders in accordance Exhibit A.

     SECTION 2. LIMITATION OF PAUL HASTINGS' LIABILITY

          2.1 Paul Hastings undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document, and no implied covenants or obligations shall be read into this Agreement against Paul Hastings. Paul Hastings shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it in good faith to be genuine and duly authorized, nor for any other action or inaction except for its own gross negligence or willful misconduct. In all questions arising under this Agreement, Paul Hastings may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by Paul Hastings based upon such advice, Paul Hastings shall not be liable to anyone. In no event shall Paul Hastings be liable for incidental, punitive or consequential damages.

          2.2 Commerce hereby agrees to indemnify Paul Hastings and its partners, employees and agents for, and hold it and them harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with Paul Hastings carrying out its duties hereunder. This right of indemnification, compensation and reimbursement shall survive the termination of this Agreement, and the resignation of Paul Hastings.

     SECTION 3. STATUS OF FORM ESCROW AGREEMENT. Except as modified, altered and supplemented by this Agreement, the parties agree to be bound by the terms of the Form Escrow Agreement, which is hereby incorporated herein by reference.

     SECTION 4. RELEASE BY SKIPPING STONE STOCKHOLDERS. Except as otherwise expressly provided in this Agreement each of the Skipping Stone Stockholders, their heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Skipping Stone Stockholders' Affiliates") hereby fully and without limitation release and forever discharge Commerce, and any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities (collectively referred to herein as "Commerce and its Related Entities"), and each of their respective agents, representatives, shareholders, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the "Commerce Releasees"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which any of the Skipping Stone Stockholders or any of the Skipping Stone Stockholders' Affiliates have or may have or may claim to have against the Commerce Releasees by reason of any matter, cause, or thing related to or arising in connection with the Merger Agreement and any other document or agreement referenced in the Merger Agreement, including the Form of Escrow Agreement attached thereto (the "Skipping Stone Agreements"), to the maximum extent permitted by law.

     SECTION 5. RELEASE REGARDING THE ESCROW SHARES. Except as otherwise expressly provided in this Agreement, Commerce and its Related Entities hereby fully and without limitation release and forever discharge the Skipping Stone Stockholders and the Skipping Stone Stockholders' Affiliates, both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which Commerce and its Related Entities have or may have or may claim to have against any of the Skipping Stone Stockholders or any of the Skipping Stone Stockholders' Affiliates by reason of any matter, cause, or thing related to or arising in connection with the Post-Closing True Up, as defined in the Merger Agreement, to the maximum extent permitted by law.

                           [Signature page to follow.]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                        COMMERCE ENERGY, INC.


                                        By: /S/ STEVEN S. BOSS
                                            ------------------------------------
                                        Name: Steven S. Boss
                                        Title: President


                                        COMMERCE ENERGY GROUP, INC.


                                        By: /S/ STEVEN S. BOSS
                                            ------------------------------------
                                        Name: Steven S. Boss
                                        Title: Chief Executive Officer


                                        PAUL, HASTINGS, JANOFSKY & WALKER LLP


                                        By: /S/ JOHN F. DELLA GROTTA
                                            ------------------------------------
                                        Name: John F. Della Grotta
                                        Title: Partner

                                        MR. GREG LANDER

                                        /S/ GREG LANDER
                                        -----------------------------------
                                        Greg Lander

                                        MR. ERIC ALAM

                                        /S/ ERIC ALAM
                                        -----------------------------------
                                        Eric Alam

                                        MR. BRUNO KVETINSKAS

                                        /S/ BRUNO KVETINSKAS
                                        -----------------------------------
                                        Bruno Kvetinskas

                                        MR. PETER WEIGAND

                                        /S/ PETER WEIGAND
                                        -----------------------------------
                                        Peter Weigand

                                    EXHIBIT A

           RELEASE OF ESCROW SHARES TO THE SKIPPING STONE STOCKHOLDERS

                             SHARES HELD IN ESCROW ACCOUNT
                                 AND TO BE RELEASED TO
SKIPPING STONE STOCKHOLDER            STOCKHOLDER
--------------------------   -----------------------------
Eric Alam                                34,985
Bruno Kvetinskas                         33,295
Gregory Lander                           36,199
Peter Weigand                           217,736


                                       A-1